Income Taxes - Current and Deferred Portions of Net Income Tax Expense (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Current
U.S.	$ 88,333	$ 105,114	$ 82,657
State	5,670	5,905	6,137
Total current taxes	94,003	111,019	88,794
Deferred
U.S.	13,421	(11,430)	23,001
State	645	(36)	(51)
Total deferred taxes	14,066	(11,466)	22,950
Total income taxes	$ 108,069	$ 99,553	$ 111,744